FIRST AMENDMENT TO SECURITY AGREEMENT

This FIRST AMENDMENT TO SECURITY AGREEMENT (the "**Amendment**") is dated effective as of the June14 , 2022 (the **"Amendment Effective Date"**), by and between **Medical Industries of America, Inc.**, a Delaware Corporation (the "**Company**") and **Target Capital 6, LLC**, an Arizona limited liability company ("**Target**" and together with the Company, the "**Parties**").

RECITALS

WHEREAS, the Company and Target entered into and executed that certain Security Agreement, dated as of November 23, 2021 (such Security Agreement, together with all amendments, modifications, substitutions, or replacements thereof, collectively referred to as the **"Security Agreement"**), in connection with that certain 15% Senior Secured Convertible Note, issued as of November 23, 2021 (the "**Original Note**"), issued by the Company to Target pursuant to the terms of that certain Securities Purchase Agreement, dated as of November 23, 2021 (the "**Purchase Agreement**"); and

WHEREAS, the Company and Target wish to increase the principal amount of Original Note and replace the same with that certain Amended and Restated 15% Senior Secured Convertible Note, issued as of the date hereof (the "**Replacement Note**"); and

WHEREAS, in connection with the issuance of the Replacement Note, the Parties have agreed to amend the Security Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter expressed and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, each intending to be legally bound, agree as follows:

1. Recitals. The recitations set forth in the preamble of this Amendment are true and correct and incorporated herein by this reference.

2. Capitalized Terms. All capitalized terms used in this Amendment shall have the same meaning ascribed to them in the Security Agreement, except as otherwise specifically set forth herein. In addition.

3. Conflicts. In the event of any conflict or ambiguity by and between the terms and provisions of this Amendment and the terms and provisions of the Security Agreement, the terms and provisions of this Amendment shall control, but only to the extent of any such conflict or ambiguity.

4. Amendment to Security Agreement. The Security Agreement is hereby amended such that each reference to the "Note" therein shall be deemed to refer to the Replacement Note, as the same may be amended, supplemented or replaced from time to time.

5. No Waiver. Neither this Amendment, nor shall Target's agreement to accept the Replacement Note, be deemed or construed in any manner as a waiver by Target of any claims, Proceedings, defaults, Events of Default, breaches or misrepresentations by Company under the Purchase Agreement, any other Transaction Documents (as defined in the Purchase Agreement), or any of Holder's rights or remedies in connection therewith

6. Not a Novation. This Amendment is a modification of the Security Agreement only and not a novation.

7. Effect on Agreement and Transaction Documents. Except as expressly amended by this Amendment, all of the terms and provisions of the Security Agreement and the Transaction Documents shall remain and continue in full force and effect after the execution of this Amendment, are hereby ratified and confirmed, and incorporated herein by this reference.

8. Execution. This Amendment may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Amendment. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or ".pdf" signature page was an original thereof.

[Signatures on the following page]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

TARGET CAPITAL 6 LLC

By: Shapiro
Name: Dmitriy Shapiro
Title: Managing Partner

MEDICAL INDUSTRIES OF AMERICA, INC.

By: DocuSigned by: 910ADFF099B1414...
Name: David Silver
Title: CEO